Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Westley V. Thompson, principal executive officer of Sun Life Assurance Company of Canada (U.S.) (the "Company"), hereby certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2011, filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Westley V. Thompson
Westley V. Thompson
President, SLF U.S.
(principal executive officer)
May 13, 2011